THE JEFFERSON FUND GROUP TRUST
                      JEFFERSON GROWTH & INCOME FUND

                      SUPPLEMENT DATED MAY 8, 1998
                  TO THE PROSPECTUS DATED FEBRUARY 28,1998

   Effective May 7, 1998, the Distribution Agreement between Rodman & Renshaw, Inc. ("Rodman") and The Jefferson Fund Group Trust (the "Rodman Distribution Agreement"), relating to the distribution of Class A and Class B shares of the Jefferson Growth and Income Fund (the "Fund") was terminated. On the same date, both Distribution Assistance Agreements (the "12b-1 Agreements") between Rodman and the Fund, relating to servicing and distribution and servicing fees paid to Rodman, under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, were also terminated. Among other things, the termination of these three agreements means that Rodman no longer acts as the distributor or principal underwriter of the Fund's shares.

   Effective May 7, 1998, the Fund entered into an Underwriting Agreement with Adviser Dealer Services, Inc. ("ADS"), a broker-dealer based in Dublin, Ohio, who has agreed to act as the distributor and principal underwriter for both Class A and Class B shares of the Fund pursuant to an agreement that contains substantially the same terms and conditions as the Rodman Distribution Agreement, except that, unlike Rodman, ADS is not contractually obligated to reimburse the Fund for expenses in excess of 1.15% of the Fund's average net assets for Class A Shares and 1.90% of the Fund's average net assets for Class B Shares, although ADS may voluntarily do so. Because of this provision in the Underwriting Agreement with ADS, Uniplan, Inc. the Fund's adviser (the "Adviser") has agreed that, in the event that ADS does not reimburse the Fund for expenses that exceed the above expense ratios on a forward-looking basis, (or in the event that Rodman does not reimburse the Fund for expenses incurred prior to May 7, 1998), it will voluntarily reimburse the Fund for expenses exceeding the above amounts.

   The new Underwriting Agreement with ADS also includes provisions that are substantially the same as the former 12b-1 Agreements. The Fund has also amended the Distribution and Servicing Plans for Class A and Class B Shares to reflect the change in the distributor from Rodman to ADS. No other change to the Plans have been made at this time. The substance of the Fund's Distribution and Servicing Plans, pursuant to which the Fund has made and will continue to make the Rule 12b-1 payments, are described on page 24 of the current Propsectus, under the section entitled "Distributor and Distribution and Servicing Plans."

   The agreement with ADS was approved by a majority of the Fund's trustees and by a majority of the Fund's Independent Trustees at a special meeting called for such purpose. In approving the agreement, the trustees determined that the agreement is in the best interests of the Fund and its shareholders.

   If you have any questions concerning the change in the Fund's distributor, please call 1-800-871-3863.



STATEMENT OF ADDITIONAL INFORMATION
    Dated February 28, 1998 as supplemented May 8, 1998


                         THE JEFFERSON FUND GROUP TRUST
                        JEFFERSON GROWTH AND INCOME FUND

           This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Jefferson Fund Group Trust's Jefferson Growth and Income Fund dated February 28, 1998, together with the Prospectus Supplement dated May 8, 1998. Requests for copies of the Prospectus should be made in writing to The Jefferson Fund Group Trust, c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, or by calling (800) 216-9785.


                         THE JEFFERSON FUND GROUP TRUST
                        JEFFERSON GROWTH AND INCOME FUND
                               Table of Contents

                                                              Page No.
                                                              --------
INVESTMENT RESTRICTIONS                                              1
INVESTMENT CONSIDERATIONS                                            4
CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES) AND INITIAL
  SALES CHARGE (CLASS A SHARES)                                     18
EXCHANGE PRIVILEGE                                                  19
DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS                    20
TRUSTEES AND OFFICERS OF THE FUND                                   22
INVESTMENT ADVISOR, ADMINISTRATOR, CUSTODIAN, TRANSFER
  AGENT AND ACCOUNTING SERVICES AGENT                               26
DETERMINATION OF NET ASSET VALUE                                    29
CALCULATION OF TOTAL RETURN                                         29
ALLOCATION OF PORTFOLIO BROKERAGE                                   33
TAXES                                                               34
SHAREHOLDER MEETINGS                                                36
INDEPENDENT ACCOUNTANTS                                             38
FINANCIAL STATEMENTS                                                39


          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 1998, (together with the Prospectus Supplement Dated May 8, 1998), and, if given or made, such information or representations may not be relied upon as having been authorized by The Jefferson Fund Group Trust.

         This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS


          As set forth in the prospectus dated February 28, 1998 (and the Prospectus Supplement Dated May 8, 1998) of The Jefferson Fund Group Trust relating to its mutual fund, the Jefferson Growth and Income Fund (the "Fund") under the caption "INVESTMENT OBJECTIVES AND POLICIES", the primary investment objectives of the Fund are to produce long-term capital appreciation and cur-rent income principally through investing in equity securities.

                      Fundamental Investment Restrictions

          Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities on margin or participate in a joint-trading account.

          2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowings.

          3. The Fund will not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

          4.          The Fund will not make investments for
the purpose of exercising control or management of any company.

          5. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

          6. Excluding U.S. Government securities (including securities issued or guaranteed by agencies and instrumentalities thereof), the Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, in securities issued by companies engaged in the same industry.

          7. The Fund will not acquire or retain any security issued by a company if (a) an officer or director of such company is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment advisor; or (b) officers or trustees of the Fund or officers or directors of its investment adviser owning beneficially more than one-half of one percent of its securities together own beneficially more than five percent of its securities.

          8. The fund will not write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets. The Fund may enter into closing sale transactions with respect to options it has purchased.

          9. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund.

          10. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development lease or program.

          11. The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships.

          12. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options.

          13. The fund will not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets.

                    Non-Fundamental Investment Restrictions

          It is contrary to the Fund's present policy, which may be changed by the trustees without shareholder approval, to:

          1.          Purchase securities of other investment companies except
(a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered investment companies. All assets of the Fund invested in securities of registered investment companies will be included in the daily net assets of the Fund for purposes of calculating the monthly advisory fees payable to the Advisor. In such event, shareholders of the Fund will in effect pay two advisory fees on the assets invested in investment companies.

          2.          Invest in warrants or rights excluding
options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

          3. Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.)

          4. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, and (d) OTC options, if, as a result, more than 10% of a Fund's net assets (taken at current value) would then be invested in securities described in Section 3, 4(a), 4(b), 4(c), and 4(d) above. For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities are not included with subsections
(a) or (b).

          All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If violated, the Fund will immediately liquidate such investment so that no excess or deficiency remains.

          The phrase "shareholder approval," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                           INVESTMENT CONSIDERATIONS

     DEBT SECURITIES
     ---------------

          As set forth in the Prospectus under the caption "Investment Objectives and Policies," the Fund may invest in corporate debt securities of domestic or foreign issuers that are assigned one of the six highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, are of comparable quality in the opinion of the Fund's Advisor. A description of the ratings categories used is set forth in "Description of Securities Ratings" located in the Fund's Prospectus.

          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any general length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories."

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

          The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor will seek to minimize the risks of investing in all debt securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

          Securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the fixed-income securities in the Fund's portfolio may be varied in response to anticipated changes in interest rates and to other economic factors, although under normal circumstances the Fund's debt securities will be primarily those with more than one year remaining to maturity. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a security may be sold and another of comparable quality and maturity (usually, but not always, of a different issuer) purchased at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

     DEPOSITORY RECEIPTS
     -------------------

          The Fund may invest in foreign securities in the form of American Depositary Receipts (ADR's) convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADR's are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADR's, in registered form, are designed for use in the United States securities market.


  WARRANTS
  ---------

          The Fund may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. The Fund may invest in warrants or rights acquired by the Fund as part of a unit or attached to securities at the time of purchase without limitation.


     PORTFOLIO TURNOVER
     ------------------

          A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Fund, under certain market conditions its portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. For purposes of reporting portfolio turnover rates, all securities the maturities of which at the time of purchase are one year or less are excluded. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.


     FORWARD COMMITMENTS
     -------------------

          The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.


     REPURCHASE AGREEMENTS
     ---------------------

          The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value), except that no such limit applies when the Fund is investing for temporary defensive purposes. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Advisor will monitor the creditworthiness of the counterparties.


     SECURITIES LOANS


  The Fund may make secured loans of its portfolio securities amounting to no more than 25% of its total assets.
The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Advisor to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other high quality debt securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
     ---------------------------------------------

          The Fund may enter into agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either: (I) to create a segregated account with the Fund's custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed delivery commitments; or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Funds' payment obligation).

     OPTIONS TRANSACTIONS
     ---------------------

          The Fund will not write options that are not "covered." A written call option is "covered" if the Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A written put option is "covered" if the Fund maintains cash, Treasury bills or other high grade obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, and supply and demand interest rates.

          If the writer of an option wishes to terminate his obligations, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

          Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          The Fund may write options in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The extent to which the Fund will be able to write and purchase call and put options will also be restricted by the Fund's intention to qualify the Fund as a regulated investment company under the federal income tax law. See "Taxes."

          OTC Options. The Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

          It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% of the Fund's net assets would be invested in (i) OTC options purchased by the Fund and other illiquid investments.

     LIMITATIONS ON THE USE OF OPTIONS STRATEGIES
     --------------------------------------------

          The Fund's ability to engage in the options strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options transactions may be limited by tax considerations.


     RISK FACTORS IN OPTIONS TRANSACTIONS
     ------------------------------------

          The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

          An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on the Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Advisor may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.


     FUTURES TRANSACTIONS
     --------------------

              The Fund may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging its portfolio. Information concerning futures contracts and options on futures contracts is set forth below.

          FUTURES CONTRACTS. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

          Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
Closing out of a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

          The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

          The Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. The Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads.
The sale of futures contracts provides an alternative means of hedging the Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of the Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit the Fund to assume a defensive posture without reducing its yield on its investments.

          CALL OPTIONS ON FUTURES CONTRACTS. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of a futures contract, the Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

          PUT OPTIONS ON FUTURES CONTRACTS. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. The
Fund may purchase put options on futures contracts in circumstances where it would sell futures contracts.

          The Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

          INDEX FUTURES. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Fund will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. In connection with its purchase of index futures contracts, the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its Custodian and/or in the margin account with a broker.

     LIMITATIONS ON THE USE OF OPTIONS AND FUTURES PORTFOLIO STRATEGIES
     ------------------------------------------------------------------

          The Fund will not "over-hedge," that is the Fund will not make open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

          The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.


     RISK FACTORS IN FUTURES TRANSACTIONS
     ------------------------------------

          Investment by the Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

          Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

          Futures contracts may be used to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

          The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

          The successful use of transactions in futures and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


               CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)
                   AND INITIAL SALES CHARGE (CLASS A SHARES)

          As described in the Prospectus under the caption "How to Redeem," the contingent deferred sales charge is waived on redemptions of Class B shares for certain classes of individuals or entities on account of: (i) the fact that the Fund's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales load is not waived; (ii) waiver of the contingent deferred sales load with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

          As described in the Prospectus under the caption "Alternative Purchase Arrangements--Initial Sales Charge Alternative - Class A Shares," Class A shares of the Fund are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels.


                               EXCHANGE PRIVILEGE


          As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of the Fund for shares of the Firstar Money Market Fund at their current net asset values. With respect to Class B shares, the original purchase date(s) of shares exchanged will carry over to the investment in the new fund for purposes of calculating any contingent deferred sales charge. For example, if a shareholder invests in the Class B shares of the Fund and 6 months later exchanges those shares for shares of another fund, no sales charge would be imposed upon the exchange but the investment in the other fund would be subject to the 5% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund, as described in the Prospectus under "Alternative Purchase Arrangements." With respect to Class B shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of the Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. The Fund reserves the right to modify or discontinue the exchange privilege at any time. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.


                DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS

           As stated in the text of the Prospectus under the caption "Distributor and Distribution and Servicing Plans," shares of the Fund are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Under the Underwriting Agreement between the Fund and the Distributor (the "Underwriting Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares.

              Pursuant to the Distribution and Servicing Plans described in the Prospectus, in connection with the distribution of Class B shares of the Fund, the Distributor receives certain distribution fees from the Fund, and in connection with personal services rendered to Class A and Class B shareholders of the Fund and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Fund. Subject to the percentage limitations on these distribution and servicing fees set forth in the Prospectus, the distribution and servicing fees may be paid in respect of services rendered and expenses borne in the past with respect to each such class as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectus, the Distributor pays all or a portion of the distribution and servicing fees it receives from the Fund to participating and introducing brokers.

          Each Distribution and Servicing Plan may be terminated with respect to the class of shares of the Fund by vote of a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in either Plan that would materially increase the cost to the class of shares of the Fund requires approval by the affected class of shareholders of the Fund. The trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the trustees, including a majority of the Independent trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons.

          The Underwriting Agreement may be terminated with respect to the Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty either by the Distributor or by the Fund by vote of a majority of the outstanding voting securities of the Fund or that class, as the case may be, or by vote of a majority of the Independent Trustees.

          The Underwriting Agreement and the Distribution and Servicing Plans will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

          If the Underwriting Agreement or the Distribution and Servicing Plans are terminated (or not renewed) with respect to the Fund, they may continue in effect with respect to any class of the Fund as to which they have not been terminated (or have been renewed).

          The trustees believe that the Distribution Plans provide benefits to the Fund. The trustees believe that the Plans result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of shares and redemptions of Fund shares in the absence of the Plan or under an alternative distribution scheme. The effect on sales and/or redemptions is believed to benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.


         The Advisor has undertaken to voluntarily reimburse the Fund for expenses in excess of 1.15% and 1.90% of average net assets of Class A Shares and Class B Shares, respectively. Such reimbursements to the Fund may be modified or discontinued by the Advisor at any time. From September 1, 1995 (commencement of operations) until May 7, 1998, such reimbursement obligation was the responsibility of Rodman & Renshaw, Inc., who was the Fund's distributor for such periods. For the fiscal years ended October 31, 1997 and October 31, 1996, and for the period September 1, 1995 (commencement of operations) through October 31, 1995, total expenses of the Fund would have exceeded 1.15% and 1.90% of the average net assets of Class A Shares and Class B Shares, respectively. As a result, Rodman & Renshaw, Inc. reimbursed the Fund, $117,913, $144,639, and $27,342, respectively, for the same periods.

                       TRUSTEES AND OFFICERS OF THE FUND

          The name, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Fund are as follows:


LAWRENCE KUJAWSKI*<F2>
-----------------

839 N. Jefferson Street
Milwaukee, Wisconsin 53202

(PRESIDENT, TREASURER AND A TRUSTEE)

          Mr. Kujawski has been the President of Matrix Venture Funds, Inc., a firm specializing in the valuation of closely held securities, acquisitions, venture capital financing and consulting, since he founded Matrix Venture Funds, Inc. in 1982.

RICHARD IMPERIALE*<F2>
-----------------

839 N. Jefferson Street
Milwaukee, Wisconsin 53202

(CHAIRMAN, SECRETARY AND
 A TRUSTEE OF THE FUND)

          Mr. Imperiale has been the President of Uniplan, Inc., the Fund's investment advisor, since he founded Uniplan, Inc. in 1985.


F.L. KIRBY
-----------

181 W. Madison Street
Chicago, Illinois 60602

(A TRUSTEE OF THE FUND)

          Mr. Kirby is a senior vice president of Schroders, a broker-dealer, a position he has held since March 16, 1998. From 1994 until March 1998, he was a Director, and an Executive Committee member of Rodman & Renshaw, Inc., the Fund's former distributor. In these capacities, he was in charge of all retail sales for Rodman & Renshaw, Inc. From 1993 through 1994, Mr. Kirby was a senior vice president at Oppenheimer & Co., another broker-dealer. From 1991 through 1993, he was a senior vice president, a director and an Executive Committee member of Rodman & Renshaw, Inc.

   *<F2>Messrs. Kujawski and Imperiale are trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

JOHN L. KOMIVES
----------------

101 S. Second Street
Milwaukee, Wisconsin  53204

(TRUSTEE)

          Dr. Komives is the President of Lakeshore Group Ltd., a position he has held since he founded the firm in 1975. Dr. Komives is a member of the board of directors of the following firms: F.W. Boelter Cos., Inc., Milwaukee, Wisconsin; Eagle Technology, Inc., Mequon, Wisconsin; Ebert and Associates, Inc., Milwaukee, Wisconsin; Ft. Kincaid Industries, Inc., Milwaukee, Wisconsin; Metrix Customer Support Systems (MCSS), Waukesha, Wisconsin; Metal Processing Co., Milwaukee, Wisconsin; Orthokinetics, Inc., Pewaukee, Wisconsin; Premier Plastics, Inc., Waukesha, Wisconsin; Renquist Associates, Inc., Racine, Wisconsin; World Venture Management, Inc., Milwaukee, Wisconsin; Zigman, Joseph & Stephenson, Inc., Milwaukee, Wisconsin. He also serves as a member of the following boards: Acme Institute of Technology, West Allis, Wisconsin; Board of Governors, Mount Mary College, Wauwatosa, Wisconsin; and Board of Governors of the Center for Entrepreneurial Studies, Marquette University, Milwaukee, Wisconsin.

J. MICHAEL BORDEN
-----------------

2938 North Shore Drive
Delavan, Wisconsin 53115

(TRUSTEE)

          Since 1988, Mr. Borden has been the president of Total Quality Plastics, Inc., a manufacturer of injection molding, the president of Rock Valley Trucking, and the president of Freedom Plastics, Inc. Mr. Borden has been the president and chief executive officer of Hufcor, Inc., a manufacturer of movable walls and accordion partitions, since 1978. From 1980 through 1994, he was also a member of the board of directors, a member of the executive committee, the chairman of the finance and executive committees and a vice president of Catholic Knights Insurance Society.


DENNIS J. LASSER
----------------

Binghampton, New York

(TRUSTEE)

          Mr. Lasser is an Associate Professor of Finance, School of Management, SUNY-Binghamton, New York, a position he has held since 1988.

JAMES L. STANKO
----------------

Rancho Santa Fe, California

(TRUSTEE)

          Mr. Stanko has been Chairman of Winstar Associates, a company he founded in 1992. From 1982 until 1992 he was a Managing Director of Oppenheimer & Co. From 1976 until 1982, Mr. Stanko was Chairman of Carroll McEntee and McGinley Money Markets, Inc.

          The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Fund a fee of $250 for each meeting of the trustees attended. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees. For the fiscal year ended October 31, 1997, officers and trustees received $4,000 in the aggregate remuneration from the Fund as set forth more fully in the compensation table:


COMPENSATION TABLE
(for the fiscal year ended October 31, 1997)


                                    Pension or
                                    Retirement
                                    Benefits
                     Aggregate      Accrued as    Estimated      Total
                     Compensation   Part of Fund Annual Benefits Compensation
Name of Trustee     From Registrant Expenses     Upon Retirement From Registrant
---------------     --------------- ---------    --------------- ---------------
Lawrence Kujawski           0             0              0              0

Richard Imperiale           0             0              0              0

F.L. Kirby                  0             0              0              0

John Komives             $1,000           0              0           $1,000

J. Michael Borden         1,000           0              0            1,000

Dennis Lasser             1,000           0              0            1,000

James Stanko              1,000           0              0            1,000


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
               --------------------------------------------------

                                                                       Percent
                                                                          of
      Name and Address Of                                 Percent of    Total
       Beneficial Owner             Number of Shares       Class        Fund
      -----------------             ----------------       ---------   -------

Firstar Trust Company -                83,991.118           14.03%      11.67%
Custodian for Sidney Shindell -      Class A Shares
IRA Rollover
929 N. Astor Street
Milwaukee, Wisconsin
53202-3454

Donaldson Lufkin Jenrette              59,713.435           9.97%       8.30%
Securities Corporation Inc.          Class A Shares
For the exclusive benefit of
our customers                          11,114.087           9.18%       1.54%
P.O. Box 2052                        Class B Shares                     -----
Jersey City, NJ 07303-2052
                                                                        9.84%

Clarke & Co.                           59,706.320           9.97%       8.30%
235 West Schrock Rd.                 Class A. Share
Westerville, Ohio  43081-2874

Marshall & Ilsley Trust                56,736.928           9.48%       7.88%
Company, trustee                     Class A Shares
FBO Hough Mfg. Corp.
Retirement Trust
1000 N. Water Street
Milwaukee, Wisconsin
53202-3197

Firstar Trust Co. - Custodian          49,891.406           8.33%       6.93%
for                                  Class A Shares
Carlisle F. Meredith IRA
40344 Charleston Pike
Hamilton, Virginia  20158-3216

Wexford Clearing Services Corp.        7,674.643            6.34%       1.07%
Robert J. Haasl & JoAnn Haasl        Class B Shares
Jt. Ten.
PDI Inc.
P.O. Box 130
Circle Pines, Minnesota
55014-0130

Officers and Trustees as a             54,947.124           9.18%       7.63%
Group1<F3>                           Class A Shares
(7 persons)



          No person is deemed to "control," as that term is defined in the Investment Company Act of 1940, the Fund. No other person owns of record or beneficially 5% or more of the outstanding securities of any class of the Fund.



1<F3> This includes shares held by Uniplan Inc., as well as shares held by Mr. Imperiale in his capacity as trustee of the Uniplan Inc. Profit Sharing Plan and by Mr. Imperiale and Mr. Komives in their capacities as custodian under the Uniform Transfer to Minors Act.

          INVESTMENT ADVISOR, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                         AND ACCOUNTING SERVICES AGENT

          As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the investment adviser to the Fund is Uniplan, Inc. (the "Advisor"). Pursuant to an investment advisory agreement between the Fund and the Advisor (the "Advisory Agreement") the Advisor furnishes continuous investment advisory services and management to the Fund. The Advisor is controlled by Richard P. Imperiale, who owns 90% of its outstanding capital stock. Mr. Imperiale is also a trustee of the Fund.


          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the trustees of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Fund or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Advisor, and by the Advisor on the same notice to the Fund and that it shall be automatically terminated if it is assigned.


          The Advisory Agreement provides that the Advisor shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others. For the fiscal years ended October 31, 1997 and October 31, 1996, and for the period September 1, 1995 (commencement of operations) through October 31, 1995, the fees paid under the Advisory Agreement were $38,956, $18,010 and $1,000, respectively.

        The Advisor and the Distributor have entered into an agreement pursuant to which the Advisor may purchase certain receivables of the Distributor for the purpose of providing financing to the Distributor to enable the Distributor to pay certain distribution and other expenses related to the Distributor's role as the underwriter of the Fund's Shares.

          As set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND," the administrator to the Fund is Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund.


  Under the Administration Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from its reckless disregard of its duties and obligations under the Administration Agreement. For its services, the Administrator is entitled to receive fees, payable monthly, based on the total annual rate of $20,000 in the event that the average net assets of the Fund is less than $10,000,000 and increasing by $4,000 for every $2,000,000 increase in average net assets of the Fund until the Fund reaches $20,000,000 in average net assets. At such time, the fee is .25% of the average net assets of the Fund; such fee decreases to .2% of the average net assets when average net assets reach $25,000,000 and decreases to .15% of the average net assets when average net assets reach $30,000,000. At such time as the average net assets reach $200,000,000, the fees are .06% on the first $200,000,000, .05% on the next $300,000,000 and .03% on all net assets exceeding $500,000,000. For the fiscal years ended October 31, 1997 and October 31, 1996, and for the period September 1, 1995 (commencement of operations) through October 31, 1995, the fees earned by the Administrator were $21,286, $36,538 and $5,620, respectively.



          Firstar Trust Company also serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, Firstar Trust Company has agreed to (i) maintain a separate account in the name of the Fund,
(ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. Firstar Trust Company does not exercise any supervisory function over the purchase and sale of securities. For its services as custodian, Firstar Trust company is entitled to receive a fee, payable quarterly, based on the annual rate of .02% of the market value of the securities owned by the Fund (subject to a minimum annual $3000 fee). In addition, Firstar Trust Company, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. For the fiscal years ended October 31, 1997 and October 31, 1996, and for the period September 1, 1995 (commencement of operations) through October 31, 1995, the fees earned by the custodian were $9,393, $7,440 and $533, respectively.


          Firstar Trust Company also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust Company has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Trust company is entitled to receive fees based on the average net assets in the Fund (subject to a minimum annual fee of $15,000). Also, Firstar Trust Company is entitled to certain other transaction charges and reimbursement for expenses. For the fiscal years ended October 31, 1997 and October 31, 1996 and the period September 1, 1995 (commencement of operations) through October 31, 1995, the fees earned under the Shareholder Servicing Agreement were $28,904, $35,605, and $4,218, respectively.



          In addition the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust company pursuant to which Firstar Trust Company has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, Firstar Trust Company is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $20,000,000 in average net assets of the Fund; .17% of average net assets when the Fund exceeds $20,000,000 but is less than $25,000,000; .12% of average net assets when the Fund exceeds $25,000,000 but is less than $30,000,000; and when the Fund exceeds $30,000,000, the fees are $27,500 for the first $40,0000,000 in average net assets of the Fund, .01% on the next $200,000,000 of average net assets of the Fund and .005% on all net assets exceeding $240,000,000.
Firstar Trust Company is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended October 31, 1997 and October 31, 1996, and the period September 1, 1995 (commencement of operations) through October 31, 1995, the fees earned under the Fund Accounting Servicing Agreement were $26,255, $26,799 and $3,738, respectively.


                        DETERMINATION OF NET ASSET VALUE


          As set forth in the Prospectus under the caption "Determination of Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The Trust expects the New York Stock Exchange to be open for trading Monday through Friday except New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Fund expects that the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the Trust expects that the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Fund's portfolio securities for which market quotations are readily available are valued at the most recent bid price. Notwithstanding the above sentence, certain of the Fund's holdings of debt securities are valued by a pricing service. The pricing service relies on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield maturity.

                        CALCULATION OF TOTAL RETURN

          Total Return with respect to the Fund's Class A and Class B shares is a measure of the change in value of an investment in a class of shares of the Fund over the period covered (in the case of Class A shares, giving effect to the maximum initial sales charge), which assumes any dividends or capital gains distributions are reinvested in that class of the Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the class (deducting in the case of Class A shares of the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares in the class owned at the end of the period by the net asset value per share of the class on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for the periods of less than one year. Specifically, the Total Return formula is as follows:

                                P (1 + T)n = ERV
     Where:
         P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

       ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period at the end of the one, five, or ten-year period (or fractional portion thereof).

          The manner in which Total Return of the Class A and Class B shares will be calculated for public use is described above.


          The total return for the one year ended October 31, 1997 was 9.17% and 8.95% for Class A and Class B Shares, respectively. The total return for the one year ended October 31, 1996 was 5.51% and 5.10% for Class A and Class B Shares respectively. The total return for the period September 1, 1995 (commencement of operations) through October 31, 1995, was -5.10% and -4.70% for Class A and Class B Shares, respectively.

          Performance information is computed separately for the Fund's Class A and Class B shares. The Fund may from time to time include the total return of its Class A and Class B shares in advertisements or in information furnished to represent or prospective shareholders. The Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

          Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present the Class A and Class B shares.

          The Total Return of each class may also be used to compare the performance of the Funds' Class A and Class B shares against certain widely acknowledged standards or indices for stock and bond market performance against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

           The Standard & Poor's composite Index of 500 stocks
(the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

          The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks have only one market maker or traded on exchanges are excluded.

          The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization.

          From time to time, articles or reports about the Fund concerning performance, rankings and other characteristics of the Fund may appear in national publications and services including, but not limited to, the Wall Street Journal, Forbes, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of the Advisor who has portfolio management responsibility may also be used in the Fund's promotional literature.

          From time to time, the Fund may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one, three, five and ten-year periods.

          From time to time, the Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in the Fund over a specified period of time and may use charts and graphs to display that growth.

                       ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Advisor subject to review by the Fund's trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor feels that better prices are available from non-principal market makers who are paid commissions directly. The Advisor may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling Shares of the Fund and may also allocate portfolio brokerage to the Distributor, but, in each case, only if the Advisor reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers. Under the Investment Company Act of 1940, the Distributor is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter securities market generally involve transactions with dealers acting as principal for their own account, the Distributor may not serve as the Fund's dealer in connection with such transactions. All allocations of portfolio brokerage to the Distributor, if any, will be conducted in compliance with procedures adopted in accordance with Rule 17e-1 under the Investment Company Act of 1940. The Distributor, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which the Distributor is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for the Fund, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor may cause the Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

          Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which the principal underwriter of the Fund or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those trustees who are not "interested persons" of the Fund. Investments by other clients of the Distributor and the Adviser may limit the ability of the Fund to purchase securities from such a syndicate.


          For the fiscal years ended October 31, 1997 and October 31, 1996, and the period September 1, 1995 (commencement of operations) through October 31, 1995, respectively, the Fund paid brokerage commissions of $29,721 on total transactions of $8,839,795, $21,288 on total transactions of $5,619,286, and $1,532 on total transactions of $545,152. During the same periods, $1,375, $700 and $0 of the total brokerage commissions represent brokerage commissions paid to Rodman & Renshaw, Inc., the Fund's distributor during such period.
Some of the brokers to whom commissions were paid provided research services to the Advisor.

                              TAXES

           As set forth in the Prospectus under the caption
"DIVIDENDS, DISTRIBUTIONS AND TAXES, the Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sixty percent of any gain or loss realized by the Fund: (I) from net premiums from expired listed options and from closing purchase transactions; and (ii) with respect to listed options upon the exercise thereof, generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses. Distributions of long-term capital gains, if designated as such by the Fund, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's gross income.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income. The Fund intends to make sufficient distributions of ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

           Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                              SHAREHOLDER MEETINGS

          It is contemplated that the Fund will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument and Bylaws also contain procedures for the removal of trustees by the Fund's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares, remove any trustee or trustees.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least
$25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                            INDEPENDENT ACCOUNTANTS


          KPMG Peat Marwick, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Fund. KPMG Peat Marwick conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state tax returns and consults with the Fund as to matters of accounting and Federal and State income taxation.



                              FINANCIAL STATEMENTS


          The following financial statements are incorporated by reference to the Jefferson Growth and Income Fund Annual Report dated October 31, 1997 (File No. 811-8958), as filed with the Securities and Exchange Commission on December 30, 1997:
          The Jefferson Fund Group Trust

          Statement of Assets and Liabilities
          Schedule of Investments
          Statement of Operations
          Statement of Changes in Net Assets
          Financial Highlights
          Notes to Financial Statements
          Report of Independent Accountants